As filed with the Securities and Exchange Commission on October 11, 2002
                                                     1933 Act File No. 002-98409
                                                     1940 Act File No. 811-04325

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                            Pre-Effective Amendment No. ___               [ ]
                           Post-Effective Amendment No.  31               [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 31                          [X]

                        FIRST INVESTORS LIFE SERIES FUND
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
                        First Investors Life Series Fund
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)

      [ ] immediately upon filing pursuant to paragraph (b)
      [ ] on (date) pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] on (date) pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [X] on December 31, 2002 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                        FIRST INVESTORS LIFE SERIES FUND

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

      Cover Sheet

      Contents of Registration Statement

      Prospectus for Life Series Utilities Income Fund

      Statement of Additional Information for Life Series Utilities Income Fund

      Part C - Other Information

      Signature Page

      Exhibits

..


[GRAPHIC OMITTED]FIRST INVESTORS








    Life Series Value Fund
    (formerly Life Series Utilities Income Fund)











--------------------------------------------------------------------------------
    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


    THE DATE OF THIS

--------------------------------------------------------------------------------
                               P R O S P E C T U S
--------------------------------------------------------------------------------
                                                                 APRIL 23, 2002
                                            (as supplemented December 31, 2002)

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

OVERVIEW OF THE FUND

What is the Value Fund?.................................................. 3
    Objective............................................................ 3
     Principal Investment Strategies..................................... 3
     Principal Risks..................................................... 3
How has the Value Fund performed?........................................ 5
What are the fees and expenses of the Value Fund?........................ 6

THE FUND IN DETAIL

What are the Value Fund's objectives, principal
  investment strategies and principal risks?............................. 7
Who manages the Value Fund?.............................................. 9

BUYING AND SELLING SHARES

How and when does the Fund price its shares?............................ 10
How do I buy shares?.................................................... 10

ACCOUNT POLICIES

What about dividends and capital gain distributions?.................... 11
What about taxes?....................................................... 11
Mixed and Shared Funding................................................ 11

FINANCIAL HIGHLIGHTS ................................................... 12

--------------------------------------------------------------------------------
OVERVIEW OF THE FUND
--------------------------------------------------------------------------------


WHAT IS THE VALUE FUND?

Objective:

The Fund's investment objective is to seek total return. This objective may be changed without shareholder approval.

Principal Investment Strategies:

The Fund invests primarily in dividend-paying stocks of companies that the Fund believes are undervalued. The fund may also invest, to a lesser extent, in preferred stocks, convertible securities and fixed income securities.

In selecting securities, the Fund first screens companies for those that pay dividends. The Fund then analyzes companies that appear to be undervalued. The Fund looks for companies that meet one or more quantitative standards, such as low price to earnings ratios or low price to cash flow ratios. The Fund then analyzes qualitative issues, such as whether the managements of the companies are pursuing reasonable strategies.

Although dividend-paying companies tend to be larger in size, the Fund invests in companies of any size, including small-cap and mid-cap issuers. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.


Principal Risks:

o An investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company specific developments but also in response to movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment.

o The prices of the Fund's investments in preferred stocks, convertible securities and other fixed income securities will fluctuate in relation to changes in interest rates, the economy and the financial conditions of companies that issue them. In general, these securities decline in value when interest rates rise or the financial conditions of their issuers deteriorate.

o Stocks that are considered "undervalued" may not rise as expected or may fall if anticipated events do not occur or investor perceptions do not change. Moreover, value stocks may fall our of favor with investors as a class.

o The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services which, if delayed, could cause the prices to drop.

o Investments in foreign companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE VALUE FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's shares over the past ten calendar years (or the life of the Fund, if less). The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

Prior to the date of this prospectus, the Fund was named Life Series Utilities Income Fund and it primarily focused its investments in utilities industries. The Fund's performance likely would have bee different had it been following its current investment policies and investment strategies.


--------------------------------------------------------------------------------
                                   VALUE FUND

                        1994                    -7.24%
                        1995                    30.26%
                        1996                     9.57%
                        1997                    25.07%
                        1998                    12.58%
                        1999                    17.41%
                        2000                    -0.59%
                        2001                   -20.29%

--------------------------------------------------------------------------------


During the periods shown, the highest quarterly return was 16.28% (for the quarter ended March 31, 2000), and the lowest quarterly return was -12.53% (for the quarter ended September 30, 2001).

The Fund's year-to-date return as of September 30, 2002 is (26.83)%.

The following table shows how the average annual total returns for the Fund's shares compare to those of the S&P 500 Index and the Standard and Poor's Utilities Index ("S&P Utilities Index"). Annual returns assume reinvestment of dividends and distributions, if any. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The indexes do not take into account fees and expenses that an investor would incur in holding the securities in the indexes. If they did so, the returns for the indexes would be lower than those shown.


---------------------------------------------------------------
                                                   Inception
                           1 Year*     5 Years*   (11/15/93)
---------------------------------------------------------------
Utilities Income Fund       -20.29%       5.55%       6.93%
---------------------------------------------------------------
S&P 500 Index               -11.89%      10.61%      13.85%**
---------------------------------------------------------------
S&P Utilities Index***      -30.44%       7.48%       8.61%**
---------------------------------------------------------------

*The average annual total returns are based upon calendar years.
**The average annual total returns shown are for the period 11/15/93 to 12/31/01.
***Prior to 12/31/02, the Fund invested primarily in securities issued by companies in the utilities industry.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE VALUE FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:
The Fund's investment objective is to seek total return.

Principal Investment Strategies:
The Fund invests, under normal market conditions, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential. The Fund may also invest, to a lesser degree, in preferred stock, convertible bonds, and fixed income securities.

In selecting securities, the Fund first screens companies for those that pay dividends. The Fund then analyzes companies that appear to be undervalued. Quantitatively, the Fund looks for companies that have one or more of the following characteristics: low price to earnings ratios, low price to cash flow ratios, low price to book value ratios, low corporate leverage, and insider buying.

Qualitatively, the Fund assesses whether management is implementing a reasonable corporate strategy and is operating in the interests of shareholders. Other considerations may include analysis of the company's balance sheet, competition within a company's industry of operation, barriers to entry, and the potential for product substitution.

Although dividend-paying companies tend to be larger companies, the Fund may invest in companies of any size. Market capitalization is not an initial factor during the security selection process, but may be considered in assembling the total portfolio.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and traded on a U.S. securities exchange or the Nasdaq Stock Market, either directly or through depository receipts.

The Fund typically sells a security when it reaches its anticipated valuation, its issuer shows deteriorating fundamentals, or alternative investments become more attractive. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund is so invested, it may not achieve its investment objective.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:
Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Undervalued Securities Risk:

The fund seeks to invest in securities that are undervalued and that will rise in value due to anticipated events and changes in investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall. Moreover, "value" stocks may fall out of favor with investors and decline in price as a class.

Small- and Mid-Cap Risk:

The market risk associated with small- and mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with small-to-mid-cap stocks is attributable to a number of factors, including the fact that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies. Small-to-mid-cap stocks are also not as broadly traded as stocks of companies with larger market caps. At times, it may be difficult for the fund to sell small-to-mid-cap stocks at reasonable prices.

Interest Rate and Credit Risk:

The values of preferred stock, convertible bonds and other fixed income securities are affected by changes in interest rates, the economy and the financial conditions of companies that issue them. When interest rates rise, the prices of these securities may fall; and, when interest rates decline, the prices of these securities increase. This is known as interest rate risk.

Credit risk is the risk that an issuer of bonds will be unable to pay interest or principal when due. In general, the price of a bond will decline when the credit quality of its issuer declines. Changes in the financial condition of an issuer, changes in general, economic conditions, and changes in specific conditions that affect a particular type of issuer can impact the credit quality of an issuer.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

WHO MANAGES THE VALUE FUND?
First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of September 30, 2002, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5,030,705,359. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended September 30, 2002, FIMCO received advisory fees of 0.75% of the Fund's average daily net assets.

Matthew S. Wright serves as Portfolio Manager of the Fund. Mr. Wright is also the Portfolio Manager for the Value Fund of First Investors Series Fund II, Inc. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and divides the balance, called net assets, by the number of shares outstanding.

The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.

HOW DO I BUY AND SELL SHARES?

Investments in the Fund may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the variable annuity contracts or variable life insurance policies.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Separate Accounts which own the shares of the Fund will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the Fund.

To the extent that it has net investment income, the Fund will declare and pay, on an annual basis, dividends from net investment income. The Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

WHAT ABOUT TAXES?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These are discussed on the attached Separate Account prospectus.

MIXED AND SHARED FUNDING

The Fund sells its shares not only to separate accounts that serve as the funding vehicles for variable annuity contracts but also to a separate account that serves as the funding vehicle for variable life insurance policies. The Fund does not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, a separate account may be forced to withdraw its participation in the Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax deferred status. These are risks that are common to many variable life insurance policies.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.


-------------------------------------------------------------------------------------------------
VALUE FUND
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
PER SHARE DATA


YEAR         NET ASSET   INCOME FROM                             LESS DISTRIBUTIONS
ENDED        VALUE AT    INVESTMENT OPERATIONS                   FROM
DECEMBER     BEGINNING
31           OF PERIOD   Net          Net Realized  Total From   Net         Net        Total
                         Investment   and           Investment   Investment  Realized   Distribu-
                         Income       Unrealized    Operations   Income      Gains      tions
                                      Gain (Loss)
                                      on
                                      Investments
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
1997         $12.57       $.37          $2.64          $3.01       $.36       $.27       $.63
1998          14.95        .32           1.46           1.78        .35        .55        .90
1999          15.83        .31           2.25           2.56        .33        .51        .84
2000          17.55        .29           (.29)           ---        .30        .86       1.16
2001          16.39        .27          (3.53)         (3.26)       .30        .12        .42
1/1/02
to
6/30/02       12.71        .16          (1.72)         (1.56)       .27        ---        .27


-------------------------------------------------------------------------------------------------

   (a) ANNUALIZED.

     + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT
       ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2001.

    ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE
       NOT REFLECTED IN THESE PERFORMANCE FIGURES.


-------------------------------------------------------------------------------------------------
VALUE FUND
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
             TOTAL
             RETURN      RATIOS SUPPLEMENT DATA


                         NET          RATIO TO AVERAGE          RATIO TO AVERAGE       PORTFOLIO
NET ASSET    RETURN++    ASSETS AT    NET ASSETS+               NET ASSETS BEFORE      TURNOVER
VALUE AT     (%)         END OF                                 EXPENSES WAIVED OR     RATE (%)
END OF                   PERIOD (IN                             ASSUMED
PERIOD                   MILLIONS)
                                                Net                       Net
                                      Expenses  Investment      Expenses  Investment
                                      (%)       Income          (%)       Income
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
$14.95        25.07        $34         .67       3.12             .85      2.94           64
 15.83        12.58         50         .73       2.61             .85      2.49          105
 17.55        17.41         70         .65       2.12             .80      1.97           53
 16.39         (.59)        81         .76       1.84             .81      1.79           50
 12.71       (20.29)        66         .82       1.88             N/A       N/A           50
 10.88       (12.42)        56         .84(a)    2.59(a)          N/A       N/A           16

-------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]  First Investors

LIFE SERIES VALUE FUND

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE: 1-800-423-4026

You can review and copy Fund documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at HTTP://WWW.SEC.GOV.

(INVESTMENT COMPANY ACT FILE NO.: 811-4325)

                        FIRST INVESTORS LIFE SERIES FUND

                                   VALUE FUND

                                 95 WALL STREET
                            NEW YORK, NEW YORK 10005
                                 (800) 342-7963

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 23, 2002
                        AS SUPPLEMENTED DECEMBER 31, 2002

         This is a Statement of Additional Information ("SAI") for First Investors Life Series Fund ("Life Series Fund"), an open-end, management investment company consisting of thirteen separate series, each of which has a different investment objective and policies. Investments in the Funds are made through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Premiums for the Policies, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B. Purchase payments for the Contracts, net of certain expenses, are paid into either of two unit investment trusts, First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D. Separate Account B, Separate Account C and Separate Account D (the "Separate Accounts") pool these proceeds to purchase shares of the Funds designated by purchasers of the Policies or Contracts. Only Life Series Value Fund (the "Fund") is described in this SAI.

         This SAI is not a prospectus. It should be read in connection with the prospectus for Life Series Value Fund dated April 23, 2002 as supplemented December 31, 2002. To obtain a free copy of the Fund's prospectus or shareholder report, please contact the Fund at the address or telephone number noted above.


                                                     TABLE OF CONTENTS

                                                                            PAGE

History and Classification of the Fund.........................................2

Non-principal Investment Strategies and Risks..................................2

Investment Policies...........................................................11

Portfolio Turnover............................................................13

Trustees and Officers.........................................................13

Management....................................................................17

Determination of Net Asset Value..............................................20

Allocation of Portfolio Brokerage.............................................21

Taxes.........................................................................23

Performance Information.......................................................26

General Information...........................................................30

Appendix A Description of Commercial Paper Ratings...........................A-1

Appendix B Description of Municipal Note Ratings.............................B-1

Appendix C Description of Corporate Bond Ratings.............................C-1

Appendix D...................................................................D-1

                     HISTORY AND CLASSIFICATION OF THE FUND

         The Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Life Series Fund has authority to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series as the Board of Trustees ("Board") shall from time to time establish. The shares of beneficial interest of Life Series Fund are presently divided into thirteen separate and distinct series. Life Series Fund is not required to hold annual shareholder meetings. The Board may in its discretion call a shareholder meeting. Furthermore, if requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board will call a special meeting of shareholders for any purpose, including the removal of Trustees. The Fund is a diversified, open-end management investment company. Prior to December 31, 2002, the Life Series Value Fund was known as the Life Series Utilities Income Fund.


                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         Described below are investment strategies that may be employed by the Fund, including strategies to invest in particular types of securities, that are not principal investment strategies and the risks of those strategies. The Fund may only engage in the non-fundamental strategies to the extent permitted by their principal investment strategies and investment policies. The principal investment strategies, and principal risks of the Fund are set forth in the prospectus for the Fund. The Fund's investment policies are set forth in the section of the SAI which is captioned "Investment Policies."

         AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. While ADRs are not considered by the Fund to be "foreign securities," for purposes of applicable limits on investments in such securities, ADRs are subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

         GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Like ADRs, GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of certain investment limitations, GDRs are considered to be foreign securities by the Fund.

         BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         BORROWING. The Fund may borrow for temporary or emergency purposes in amounts not exceeding their investment policies. See "Investment Policies." Borrowing can increase the risks of investing in the Fund by accentuating losses or investments and the volatility of the Fund's shares.

         CERTIFICATES OF DEPOSIT. The Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association. Investments in certificates of deposit are made only with domestic institutions with assets in excess of $500 million.

         COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is a promissory note issued by a corporation to finance short-term needs, which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

         COMMON STOCKS. The Fund may invest in common stocks or other equity securities, including equity securities issued by newer and less seasoned companies with small to medium market capitalizations. Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices.

         DEBT SECURITIES. The Fund may invest in debt securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest.

         FOREIGN SECURITIES. The Fund may invest in securities issued by foreign companies either directly or through ADRs, GDRs or Exchange Traded Funds ("ETFs"). As discussed above, since ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets, they are not considered "foreign securities" for purposes of applicable restrictions on investment in such securities. The Fund may also sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date.

         Investing in foreign securities involves more risk than investing in securities of U.S. companies. The Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations. Accordingly, changes in the value of foreign currencies can significantly affect the Fund's share price, irrespective of developments relating to the issuers of securities held by the Fund. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

         HIGH YIELD SECURITIES. The Fund may invest in high yield, high risk securities (commonly referred to as "junk bonds") ("High Yield Securities"). The Fund currently does not plan to invest more than 5% of its net assets in High Yield Securities. High Yield Securities are subject to greater risks than those that are present with investments of higher grade securities, as discussed below. These risks also apply to lower-rated and certain unrated convertible securities.

         Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in the Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

         Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

         At times in the past, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

         The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

         Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of the Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

         The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board to value High Yield
Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

         LOANS OF PORTFOLIO SECURITIES. While the Fund has no present intention of doing so, it may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.

         MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

         Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities by changing the rates at which homeowners refinance mortgages. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

         Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. In the case of GNMA Certificates, principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home
Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

         The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

         The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

         The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

         Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

         MUNICIPAL BONDS. The Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, generally to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates.

         OTHER INVESTMENT COMPANIES AND ETFS. The Fund may purchase the securities of other investment companies and/or ETFs for a variety of purposes, including to place cash at work while decisions are made concerning investments in individual securities and to maintain exposure to particular industries, sectors or foreign markets.

         ETFs may or may not be registered as investment companies depending upon how they are organized. ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor's Depository Receipts (SPDRs). ETFs that are organized as grantor trusts, such as Holding Company Depository Receipts (HOLDRs), generally are not required to register as investment companies under the 1940 Act.

         Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies. ETFs also carry additional risks. ETFs essentially are baskets of stocks that are listed on an exchange and trade like individual stocks. ETFs typically seek to replicate selected indices. The value of an ETF is usually determined by demand for the underlying securities themselves. Although the value of an ETF is related to the ETF's underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount to net asset value. In addition, a failure to maintain the exchange listing of an ETF's shares and substantial market or other disturbances could adversely affect the value of such securities.

         Investments in the shares of other investment companies or ETFs also expose the Fund to additional expenses. When the Fund invests in an investment company or an ETF, it will bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.

         The Fund is prohibited, subject to certain exceptions under the 1940 Act, from purchasing shares of other investment companies, including the shares of ETFs that are registered as investment companies, if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) more than 3% of the total outstanding voting shares of any one investment company would be held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one investment company.

         PREFERRED STOCK. The Fund may invest in preferred stock. A preferred stock is a security which has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

         REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. The Fund does not intend to use this authority. A repurchase agreement essentially is a short-term collateralized loan. The lender (the Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to the Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. The Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Fund will not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

         RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), and commercial paper sold pursuant to Section 4(2) of the 1933 Act ("Section 4(2) commercial paper") which the Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         OTC options and their underlying collateral are also considered illiquid investments. The Fund may invest in OTC options. The assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government Obligations. U.S. Government Obligations include: (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FMHA and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.

         WARRANTS. The Fund may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

         WHEN-ISSUED SECURITIES. The Fund may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

         WRITING COVERED CALL OPTIONS. The Fund can write (that is, sell) covered call options. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may rise above the call price during the call period and the Fund would forced to sell the security at less than its market value. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the call price of the written call plus the premium the Fund received for writing the call in greater or less than the call price of the call the Fund purchases to close out the transaction plus the premium the Fund paid for purchasing that call, net of transaction costs. The Fund may realize a profit if the written call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         ZERO COUPON AND PAY-IN-KIND SECURITIES. The Fund may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued at a discount from their face amount ("original issue discount") and are traded at a discount that varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay "interest" through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be included in gross income by the Fund for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

                               INVESTMENT POLICIES

         The Fund's investment objective, as set forth in its prospectus, is non-fundamental and may be changed without shareholder approval.

         The Fund also has adopted each of the investment policies set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended ("1940 Act"). As defined by the 1940 Act, "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Non-fundamental policies may be changed by the Board without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of the Fund's assets as a whole will not cause a violation of the following investment policies so long as percentage restrictions are observed by the Fund at the time it purchases any security.

         The Fund will not:

         (1) Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its total assets.

         (2) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

         (3) Make loans, except by purchase of debt obligations and through repurchase agreements. However, Life Series Fund's Board may, on the request of broker-dealers or other unaffiliated institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans is greater than an amount equal to 10% of the Fund's total assets.

         (4) Purchase, with respect to only 75% of the Fund's assets, the securities of any issuer (other than the U.S. Government) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer; or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

         (5) Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

         (6) Make short sales of securities.

         (7) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (8) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

         (9) Buy or sell commodities, or commodity contracts, or real estate, or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts, securities of companies which invest or deal in real estate, and interests in real estate trusts.

         (10) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

         (11) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         The following investment restrictions are not fundamental and can be changed without prior shareholder approval:

         1. RESTRICTED SECURITIES. The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for
Section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         2. HIGH YIELD SECURITIES. The Fund may not invest more than 5% of its net assets in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") (commonly known as "high yield" or "junk" bonds).

         3. FOREIGN INVESTMENTS. The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ Stock Market ("NASDAQ"), either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, they will not invest more than 5% of their total assets in such securities.

         4. WHEN ISSUED OR DELAYED DELIVERY SECURITIES. The Fund may not invest more than 5% of its net assets in securities issued on a when-issued or delayed delivery basis.

         5. WARRANTS. The Fund may invest up to 65% of its total assets in warrants.

                               PORTFOLIO TURNOVER

         Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Fund's Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 1999, 2000, and 2001, the portfolio turnover rates for the Fund were as follows:

         For the fiscal years ended September 30, 1999, 2000, and 2001, the Fund's portfolio turnover rate was 53%, 50% and 50%, respectively.

                              TRUSTEES AND OFFICERS

         The following table lists the Trustees and executive officers of Life Series Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005. Each Trustee serves for an indefinite term with the Fund, until his/her successor is elected.

   ---------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED TRUSTEES
   ---------------------------------------------------------------------------------------------------------------------
   Robert M. Grohol        69           Trustee since     None/Retired                    50          None
   c/o First Investors Legal            6/30/00
   Department
   95 Wall Street
   New York, NY 10005
   ------------------------------------ ----------------- ------------------------ ------------------ ------------------
   ------------------------------------ ----------------- ------------------------ ------------------ ------------------
   Rex R. Reed               79         Trustee since     None/Retired                    50          None
   c/o First Investors Legal            3/31/84
   Department
   95 Wall Street
   New York, NY 10005
   ------------------------------------ ----------------- ------------------------ ------------------ ------------------
   ------------------------------------ ----------------- ------------------------ ------------------ ------------------
   Herbert Rubinstein       80          Trustee since     None/Retired                    50          None
   c/o First Investors Legal            9/20/79
   Department
   95 Wall Street
   New York, NY 10005
   ------------------------------------ ----------------- ------------------------ ------------------ ------------------
   ------------------------------------ ----------------- ------------------------ ------------------ ------------------
   James M. Srygley        69           Trustee since     Owner Hampton                   50          None
   c/o First Investors Legal            1/19/95           Properties (Property
   Department                                             Investment Company)
   95 Wall Street
   New York, NY 10005
   ------------------------------------ ----------------- ------------------------ ------------------ ------------------
   ------------------------------------ ----------------- ------------------------ ------------------ ------------------
   Robert F. Wentworth    72            Trustee since     None/Retired                    50          None
   c/o First Investors Legal            10/15/92
   Department
   95 Wall Street
   New York, NY 10005
   ------------------------------------ ----------------- ------------------------ ------------------ ------------------

   ----------------------------- ------------------ ------------------------------------------ ------------ ---------------
                                                                                               Number of
                                 Position(s) held                                              Portfolios   Other
                                 with the Fund                                                 in Fund      Trusteeships/
                                 and Length of      Principal Occupation(s)                    complex      Directorships
   Name, Age and Address         Service            During Past 5 Years                        Overseen     Held
   ------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEES**
   ------------------------------------------------------------------------------------------------------------------------
   Glenn O. Head        76       Trustee since      Chairman of First Investors Corporation,       50       None
   c/o First Investors           1968               Chairman of First Investors Consolidated
   Management Company, Inc.                         Corporation, Chairman of First Investors
   95 Wall Street                                   Management Company, Inc., Chairman of
   New York, NY  10005                              Administrative Data Management Corp.,
                                                    and officer of other affiliated
                                                    companies.***
   ----------------------------- ------------------ ------------------------------------------ ------------ ---------------
   ----------------------------- ------------------ ------------------------------------------ ------------ ---------------
   Kathryn S. Head     46        Trustee since      Vice President of First Investors              50       None
   c/o First Investors           3/17/94            Corporation, President of First
   Management Company, Inc.                         Investors Consolidated Corporation,
   581 Main Street                                  President of First Investors Management
   Woodbridge, NJ  07095-1198                       Company, Inc., President of
                                                    Administrative Data Management Corp.,
                                                    Chairman of First Investors Federal
                                                    Savings Bank and officer of other
                                                    affiliated companies.***
   ----------------------------- ------------------ ------------------------------------------ ------------ ---------------
   ----------------------------- ------------------ ------------------------------------------ ------------ ---------------
   Larry R. Lavoie        54     Trustee since      General Counsel First Investors                50       None
   c/o First Investors           9/17/98            Corporation and other affiliated
   Management Company, Inc.                         companies.***
   95 Wall Street
   New York, NY  10005
   ----------------------------- ------------------ ------------------------------------------ ------------ ---------------
   ----------------------------- ------------------ ------------------------------------------ ------------ ---------------
   John T. Sullivan      70      Trustee since      Of Counsel Hawkins, Delafield & Wood;          50       None
   c/o First Investors           9/20/79            Director and Chairman of Executive
   Management Company, Inc.                         Committee of First Investors Corporation.
   95 Wall Street
   New York, NY  10005
   ----------------------------- ------------------ ------------------------------------------ ------------ ---------------


**Mr. Head and Ms. Head are interested trustees because (a) they are indirect owners of more than 5% of the voting stock of the Adviser, (b) they are officers, directors and employees of the Adviser, and (c) they are officers of the Fund. Ms. Head is the daughter of Mr. Head. Mr. Lavoie is an interested trustee of the Fund because he is an officer of the Adviser. Mr. Sullivan is an interested trustee because he is a director and Chairman of the Executive Committee of First Investors Corporation.

***Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, School Financial Management Services, Inc., First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.

------------------------------ --------------------- -------------------------- -------------------- -------------------
                                                                                       Number of
                                Position(s) held                                       Portfolios      Other
                                with the Fund                                          in Fund         Trusteeships/
                                and Length of        Principal Occupation(s)           complex         Directorships
   Name, Age and Address        Service              During Past 5 Years               Overseen        Held
------------------------------ --------------------- -------------------------- -------------------- -------------------
                         OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------ --------------------- -------------------------- -------------------- -------------------
Joseph I. Benedek      44      Treasurer since 1988  Treasurer and Principal            50                  None
c/o First Investors                                  Accounting Officer
Management Company, Inc.
581 Main Street
Woodbridge, NJ  07095-1198
------------------------------ --------------------- -------------------------- -------------------- -------------------
------------------------------ --------------------- -------------------------- -------------------- -------------------
Concetta Durso           70    Vice President and    Vice President of First            50                  None
c/o First Investors            Secretary since 1984  Investors Management
Management Company, Inc.                             Company, Inc. and Vice
95 Wall Street                                       President and Secretary
New York, NY  10005                                  of the First Investors
                                                     Family of Funds
------------------------------ --------------------- -------------------------- -------------------- -------------------

                   TRUSTEE OWNERSHIP OF FIRST INVESTORS FUNDS
                             AS OF DECEMBER 31, 2001

                             DISINTERESTED TRUSTEES

-------------------- ----------------------- ---------------------------------
                                              Aggregate Dollar Range of Equity
                                                  Securities all Registered
                          Dollar Range of     Investment Companies overseen by
                      Ownership of the Value         Director/Trustee in
Director                       Fund            First Investors Family of Funds
-------------------- ----------------------- ---------------------------------
ROBERT GROHOL                          None  $50,001 - $100,000

-------------------- ----------------------- -----------------------------------
REX REED                               None  Over $100,000

-------------------- ----------------------- -----------------------------------
HERBERT RUBINSTEIN                     None  Over $100,000

-------------------- ----------------------- -----------------------------------
JAMES SRYGLEY                          None  Over $100,000

-------------------- ----------------------- -----------------------------------
ROBERT WENTWORTH                       None  $10,001 - $50,000

-------------------- ----------------------- -----------------------------------

                          INTERESTED TRUSTEES

-------------------- ----------------------- -----------------------------------
GLENN O. HEAD                          None  Over $100,000

-------------------- ----------------------- -----------------------------------
KATHRYN S. HEAD                        None  Over $100,000

-------------------- ----------------------- -----------------------------------
LARRY R. LAVOIE                        None  $50,001 - $100,000

-------------------- ----------------------- -----------------------------------
JOHN T. SULLIVAN                       None  $1 - $10,000
-------------------- ----------------------- -----------------------------------

         On March 28, 2002, the Trustees and officers, as a group, owned less than 1% of shares of the Fund.

      The following table lists compensation paid to the Trustees of Life Series Fund for the fiscal year ended December 31, 2001.

                                  Aggregate              Total Compensation From
                               Compensation            First Investors Family of
Trustee              From Life Series Fund*    Funds Paid to Directors/trustees+
-------              ---------------------     --------------------------------

Robert M. Grohol                    $10,970                              $43,905
Rex R. Reed                          10,970                               43,905
Herbert Rubinstein                   10,970                               43,905
James M. Srygley                     10,970                               43,905
Robert F. Wentworth                  10,970                               43,905
Glenn O. Head                             0                                    0
Kathryn S. Head                           0                                    0
Larry R. Lavoie                           0                                    0
John T. Sullivan                          0                                    0


* Compensation to officers and interested Trustees of Life Series Fund is paid by the Adviser.

+ The First Investors Family of Funds consists of 15 separate registered investment companies.

                    RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The Board of First Investors Funds plays an important supervisory role with respect to oversight of the management of the Fund. Among other things, the Board is responsible for the annual approval of investment advisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the Adviser pursuant to delegated authority.

         The Independent Trustees have established an "Independent Directors Committee," which is comprised of all the Independent Trustees. (Independent Trustees are also known as Disinterested Directors.) This Committee elects from its members a chairperson, who serves for a one-year term and until a successor is elected. The Independent Directors Committee is responsible for, among other things, nominating and selecting persons to serve as Independent Trustees on the Board, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees with different backgrounds or skills, reviewing and setting the compensation of Independent Trustees, overseeing the Fund's accounting and financial reporting, approving the selection, retention, or termination of auditors, evaluating the independence of the auditors, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, monitoring the performance and independence of legal counsel to the Independent Trustees, and reviewing all matters that require approval of the Independent Trustees under the 1940 Act and the rules thereunder. Presently, the Committee does not consider nominees recommended by shareholders. The Committee met 9 times during the last fiscal year.

                                   MANAGEMENT

         ADVISER. Investment advisory services to the Fund is provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Trustees of Life Series Fund, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the shareholders of the Fund. The Board of Trustees is responsible for overseeing the management of the Fund.

         Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of the Fund's operations, subject to review by the Trustees. The Advisory Agreement also provides that FIMCO shall provide Life Series Fund and the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of Life Series Fund and the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect, with respect to the Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

         Under the Advisory Agreement, the Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

           Average Daily Net Assets                              Annual Rate
           ------------------------                              -----------
           Up to $250 million                                           0.75%
           In excess of $250 million up to $500 million                 0.72%
           In excess of $500 million up to $750 million                 0.69%
           Over $750 million                                            0.66%

         The Adviser has an Investment Committee composed of the Chairman, President, and General Counsel of FIMCO, the Investment Compliance Manager, and the portfolio managers of the Fund. The Committee usually meets weekly to discuss the composition of the portfolio of the Fund and to review additions to and deletions from the portfolio.

         First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

         The Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

         The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to the Fund for the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001.

                                     FISCAL YEAR ENDED
                                     DECEMBER 31, 1999
                  ------------------------------------------------------
                          ADVISORY                             EXPENSES
                         FEES PAID                WAIVED     REIMBURSED
                         ---------                ------     ----------

VALUE FUND                $442,935               $88,601             $0

                                     FISCAL YEAR ENDED
                                     DECEMBER 31, 2000
                  ------------------------------------------------------
                          ADVISORY                             EXPENSES
                         FEES PAID                WAIVED     REIMBURSED
                         ---------                ------     ----------

VALUE FUND                $597,122               $37,732             $0

                                     FISCAL YEAR ENDED
                                     DECEMBER 31, 2001
                  ------------------------------------------------------
                          ADVISORY                             EXPENSES
                         FEES PAID                WAIVED     REIMBURSED
                         ---------                ------     ----------

VALUE FUND                $549,874                    $0             $0


                 BOARD CONSIDERATION OF THE ADVISORY AGREEMENTS

         The Board last approved the Advisory Agreements for the Funds at its formal meeting in May 2001. The Independent Trustees were represented by independent counsel and were provided with a detailed written analysis of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Trustees met separately with their independent counsel prior to the formal board meeting to review the information provided to them and to discuss their responsibilities.

         The Board reviewed and considered the information provided to it in advance of the meeting in response to its request, the presentations made by management at the meeting and a variety of factors in approving the Advisory Agreement for the Fund. Without attempting to delineate all of the factors considered by the Board, the following are the material factors that were considered:

                  First, the Board considered the nature and quality of services provided by the Fund's Adviser, FIMCO. In this regard, the Board reviewed the qualifications of the key portfolio management, compliance and administrative personnel who provide services to the Fund, the Fund's performance for each of the prior five years both on an absolute basis and relative to its Lipper peer group, and the Fund's performance relative to an appropriate index.

                  Second, the Board considered the fees and expenses of the Fund. Among other things, the Board reviewed the advisory fee schedule of the Fund, the advisory fees paid and waived, other expenses assumed, the portfolio turnover of each of the Fund, the net expense ratio of the Fund for the past five years, and the average and median net expense ratios of funds within the Fund's Lipper peer group for the past five years (to the extent available).

                  Third, the Board considered FIMCO's profitability from the Advisory Agreements, both in the aggregate and on a fund-by-fund basis. The Board reviewed a report showing in the aggregate and on a fund-by-fund basis the income received by FIMCO from management fees, a breakdown of the direct and indirect expenses incurred by FIMCO in earning the fees, FIMCO's pre-tax profit without regard to distribution expenses, and FIMCO's pre-tax profit after distribution expenses. The Board noted that the Fund does not have Rule 12b-1 plans to reimburse or pay for distribution expenses. The Board also reviewed a five-year analysis of FIMCO's profitability.

                  Fourth, the Board also considered a report from FIMCO analyzing the breakpoint schedules of funds in the First Investors Fund Family in comparison with funds in fund groups of similar size and the extent to which FIMCO might be realizing economies of scale in managing the Fund. The report also addressed recent studies on mutual fund fees by the Investment Company Institute, General Accounting Office, and Securities and Exchange Commission.

                  Fifth, the Board considered the incidental or "fall-out" benefits that FIMCO and its affiliates may receive as a result of FIMCO's management of the Fund. Among other things, the Board considered the direct and indirect income received by FIMCO's affiliated broker-dealer.

                  Finally, the Board considered FIMCO's policies with respect to best execution, allocation of brokerage, and soft dollar research. In this regard, the Board reviewed, among other things, the portfolio turnover of the Fund, the extent to which brokerage of the funds in the First Investors fund family is used to acquire research that is used by FIMCO, and the extent to which this may benefit the Fund.

         Based upon the foregoing and other factors, the Board, including the Independent Trustees, unanimously approved the continuation of each of the Advisory Agreements based upon the conclusion that they were fair and reasonable and consistent with the requirements of the 1940 Act.

                        DETERMINATION OF NET ASSET VALUE

         The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board. Debt obligations with maturities of 60 days or less are valued at amortized cost.

         "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

         EMERGENCY PRICING PROCEDURES. In the event that the Fund must halt operations during any day that it would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Fund will apply the following procedures:

                  1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

                  2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                           (a) In the case of a mail  order  the  order  will be
considered received by the Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

                           (b)  In  the  case  of  a  wire  order,  including  a
Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

                  3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

                  4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the net asset value for the Fund and its shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions with other dealers or underwriters. In agency transactions, and certain "riskless principal" transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. OTC securities may be purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund, the Adviser may utilize a broker to purchase OTC securities and pay a commission.

         In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use commissions or dealer concessions available in fixed-priced underwritings, over-the-counter transactions, and/or brokerage to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser may use the research and other services to service any or all the funds in the First Investors Family of Funds, rather than the particular Fund whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Board to analyze the Fund's performance relative to other comparable funds.

         In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

         The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other fund or private account managed by the Adviser for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with procedures approved by the Board.

         Brokerage commissions for the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001 were as follows:



                                   ALLOCATION OF PORTFOLIO BROKERAGE

                                FISCAL YEAR ENDED
                                DECEMBER 31, 1999
                                -----------------

                                     BROKER COMMISSIONS          TRANSACTIONS
              TOTAL BROKER                  PAID                ON COMMISSIONS
            COMMISSIONS PAID            FOR RESEARCH           PAID FOR RESEARCH
            ----------------            ------------           -----------------

VALUE FUND         $109,038                      $8,502               $5,623,122

                                FISCAL YEAR ENDED
                                DECEMBER 31, 2000
                                -----------------

                                      BROKER COMMISSIONS         TRANSACTIONS
              TOTAL BROKER                   PAID               ON COMMISSIONS
            COMMISSIONS PAID             FOR RESEARCH          PAID FOR RESEARCH
            ----------------             ------------          -----------------

VALUE FUND         $144,736                      $4,734             $2,619,013

                                FISCAL YEAR ENDED
                                DECEMBER 31, 2001
                                -----------------

                                     BROKER COMMISSIONS          TRANSACTIONS
              TOTAL BROKER                  PAID                ON COMMISSIONS
            COMMISSIONS PAID            FOR RESEARCH           PAID FOR RESEARCH
            ----------------            ------------           -----------------

VALUE FUND         $143,605                     $14,394             $6,510,949

         OWNERSHIP OF TOP TEN BROKERS

         During the past fiscal year the Fund did not own shares of any broker dealers.

                                      TAXES

         Shares of the Fund are offered only to the Separate Accounts that fund the Policies and Contracts. See the applicable Separate Account Prospectus for a discussion of the special taxation of First Investors Life with respect to those accounts and of the Policyowners and Contractholders.

         To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund - the Fund being treated as a separate corporation for these purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for a Foreign Fund, foreign currencies, or other income derived with respect to its business of investing in securities or, for a Foreign Fund, those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, each Separate Account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code (see below), with the result that the Contracts and Policies supported by those accounts would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The Fund intends to continue to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code (described above), place certain limitations on the assets of each Separate Account -- and, because section 817(h) and those regulations treat the assets of the Fund as assets of the related Separate Account -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the Fund's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other RICs. Failure of the Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contractholders and Policyowners other than as described in the Prospectuses of the Separate Accounts.

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to "mark-to-market" stock in any PFIC that is "marketable." "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs) . The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Dividends and interest the Fund receives, and gains the Fund realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         The Fund's use of hedging strategies, such as selling (writing) options involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Some futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Fund invests may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as through they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

         Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

         Offsetting positions the Fund may enter into or hold in any actively traded security, option, futures or forward contract may constitute a "straddle" for Federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

         If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

         If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obliged to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                             PERFORMANCE INFORMATION

         The Fund may advertise its top holdings from time to time. The Fund may advertise its performance in various ways.

         The Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)^(1/n)]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV-P)/P  = TOTAL RETURN

         Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

         Return information may be useful to investors in reviewing the Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by the Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

         Average annual total return and total return computed at net asset value for the periods ended December 31, 2001 are set forth in the following tables. The average annual total return and total return figures do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which an investor may invest. If they were included, the returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN(1)

                   ONE YEAR      FIVE YEARS       TEN YEARS     LIFE OF FUND(2)
               -------------- ---------------- -------------- ------------------

VALUE FUND          -20.29%         5.55%             N/A             6.93%


TOTAL RETURN(1)

                   ONE YEAR      FIVE YEARS       TEN YEARS     LIFE OF FUND(2)
               -------------- ---------------- -------------- ------------------

VALUE FUND         -20.29%          31.00%            N/A           72.40%

-----------------------
(1) Certain expenses of the Fund have been waived or reimbursed from commencement of operations through December 31, 2001. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2)  The inception date for the Fund is November 15, 1993.

         The  Fund  may  include  in   advertisements   and  sales   literature,
information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix D.

      From time to time, in reports and promotional literature, the Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

         Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

         Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

         Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

         Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

         THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., CS/First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

         Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

         Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

         Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

         The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

         Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

         Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

         Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

         The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

         Moody's Stock Index, an unmanaged index of utility stock performance.

         Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

         Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

         Reuters, a wire service that frequently reports on global business.

         Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

         Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

         Standard    &   Poor's    400    Midcap    Index   is   an    unmanaged
         capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

         Standard & Poor's Smallcap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

         Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 41 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

         From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

         From time to time, in reports and promotional literature as well as in the prospectus, the Fund may report its performance for the period of time since it changed its investment objective and fundamental investment limitations.

                               GENERAL INFORMATION

         CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of the Fund.

         TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Fund and as redemption agent for regular redemptions.

         AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders receive semi-annual and annual reports of the Life Series Fund, including audited financial statements, and a list of securities owned.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, D.C. 20036 serves as counsel to the Life Series Fund.

         SHAREHOLDER LIABILITY. Life Series Fund is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Life Series Fund. The Declaration of Trust however, contains, an express disclaimer of shareholder liability for acts or obligations of Life Series Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Life Series Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of Life Series Fund of any shareholder held personally liable for the obligations of Life Series Fund. The Declaration of Trust also provides that Life Series Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Life Series Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Life Series Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Life Series Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

         5% SHAREHOLDERS. As of March 28, 2002 First Investors Life Insurance Company owned of record or beneficially 100% of the outstanding shares of the Life Series Fund.

         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted a Code of Ethics restricting personal securities trading by portfolio managers and other access persons of the Fund. Subject to certain exemptions, all access persons, except the disinterested Trustees of the Fund:
(a) must have all non-exempt trades in covered securities pre-cleared; (b) are prohibited from trading in covered securities while any of the Fund are buying or selling or actively considering buying or selling the same covered securities; (c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Fund.

                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

         Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

         Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S

         S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

         MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX C
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating "CI" is reserved for income bonds on which no interest is being paid.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         MOODY'S INVESTORS SERVICE, INC.

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca  Bonds  which  are  rated  "Ca"  represent   obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX D


    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years         10%            8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. This assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100           $250          $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135

                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.


* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  Your Tax-free Yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              FINANCIAL STATEMENTS


            Registrant hereby incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2001, filed on March 7, 2002.

            Registrant hereby incorporates by reference the semi-annual financial statements and report of independent auditors contained in the Semi-Annual Report to shareholders for the fiscal period ended June 30, 2002, filed on August 30, 2002.

                            PART C. OTHER INFORMATION
                            -------------------------

Item 23.   Exhibits
--------   --------

     (a)       Declaration of Trust(2)

     (b)       By-laws(2)

     (c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Declaration of Trust previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws previously filed as
               Exhibit 99.B2 to Registrant's Registration Statement.

     (d)(i)    Investment   Advisory  Agreement  between  Registrant  and  First
               Investors Management Company, Inc., including form of Schedule A relating to Zero Coupon 2007 Series(1)

     (d)(ii) Subadvisory Agreement among First Investors Management Company, Inc., First Investors Life Series Fund and Wellington Management Company(7)

     (e)       Underwriting Agreement - none

     (f)       Bonus, profit sharing or pension plans - none

     (g)(i)    Custodian   Agreement   between   Registrant   and  Irving  Trust
               Company(3)

     (g)(ii)   Custodian   Agreement  between   Registrant  and  Brown  Brothers
               Harriman & Co. with respect to International Securities Series(3)

     (g)(iii) Supplement to Custodian Agreement between Registrant and The Bank of New York(3)

     (g)(iv) Amendment to Custody Agreement between Registrant and The Bank of New York(7)

     (g)(v) Foreign Custody Manager Agreement between Registrant and The Bank of New York(7)

     (g)(vi) Amendment to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. and 17f-5 Delegation Schedule(7)

     (h)(i) Transfer Agent Agreement between Registrant and Administrative Data Management Corp.(4)

     (h)(ii)   Amended Schedule A to Transfer Agent Agreement(5)

     (i) Opinion and Consent of Counsel - to be filed by subsequent amendment

     (j)(i)    Consent of  Independent  Accountants  - filed herewith

     (j)(ii)   Powers  of  Attorney  for  Ms.  Head  and  Messrs.   Head,  Reed,
               Rubinstein, Srygley, Sullivan and Wentworth(2)

     (j)(iii)  Power of Attorney for Mr. Grohol(6)

     (j)(iv)   Power of Attorney for Mr. Lavoie(6)

     (k)       Financial statements omitted from prospectus - none

     (l)       Initial capital agreements - none

     (m)       Distribution Plan - none

     (n)       Plan pursuant to Rule 18f-3 - none

     (o)       Reserved

     (p)(i) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(5)

     (p)(ii)    Code of Ethics for Wellington Management Company LLP(4)

_______________________________
(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 15 to Registrant's Registration Statement (File No. 2-98409), filed on February 15, 1995.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to Registrant's Registration Statement (File No. 2-98409), filed on October 2, 1995.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No. 2-98409), filed on February 14, 1996.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 27 to Registrant's Registration Statement (File No. 2-98409), filed on April 28, 2000.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924), filed on October 11, 2000.

(6) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 29 to Registrant's Registration Statement (File No. 2-98409), filed on April 27, 2001.

(7) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 30 to Registrant's Registration Statement (File No. 2-98409), filed on April 10, 2002.


Item 24.   Persons Controlled by or Under Common Control with  Registrant
           --------------------------------------------------------------

           There are no persons controlled by or under common control with the Registrant.

Item 25.   Indemnification
           ---------------

           ARTICLE XI, SECTIONS 1 AND 2 OF REGISTRANT'S DECLARATION OF TRUST PROVIDE AS FOLLOWS:

           Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

           Section 2.

           (a)    Subject to the exceptions and limitations contained in Section
                  (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words  "claim,"  "action,"  "suit,"  or  "proceeding"
                       shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b)   No  indemnification  shall be provided  hereunder to a Covered
                  Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (ii) in the  event of a  settlement,  unless  there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                       (A)   by  the   court  or  other   body   approving   the
                             settlement; or

                       (B) by at least a majority or those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                       (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

             (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

             (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

             NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS FOLLOWS:

             7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

            NUMBER 5 OF THE REGISTRANT'S SUBADVISORY AGREEMENT PROVIDES AS
FOLLOWS:

             5. LIABILITY OF THE SUBADVISER. The Subadviser agrees to perform faithfully the services required to be rendered to the Fund and each Series under this Agreement, but nothing herein contained shall make the Subadviser or any of its officers, partners or employees liable for any loss sustained by the Fund or its officers, Trustees or shareholders or any other person on account of the services which the Subadviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect the Subadviser against liability to the Fund, or to any of the Series' shareholders, to which the Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Subadviser from any liabilities which it may have under the 1933 Act or the 1940 Act.

             ARTICLE VII, NUMBER 1 OF THE REGISTRANT'S CUSTODIAN AGREEMENT WITH THE BANK OF NEW YORK PROVIDES AS FOLLOWS:

             1. Neither the Custodian nor its nominee shall be liable for any loss or damage including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion.

             NUMBER 5 C OF THE REGISTRANT'S CUSTODIAN AGREEMENT WITH BROWN BROTHERS HARRIMAN & Co. provides as follows:

             C. Except as may otherwise be set forth in this Agreement with respect to particular matters, the Custodian shall be held only to the exercise of reasonable care and diligence in carrying out the provisions of this Agreement, provided that the Custodian shall not thereby be required to take any action which is in contravention of any applicable law. The Fund agrees to indemnify and hold harmless the Custodian and its nominees from all claims and liabilities (including counsel fees) incurred or assessed against it or its nominees in connection with the performance of this Agreement, except such as may arise from its or its nominee's breach of the relevant standard of conduct set forth in this Agreement.

             ARTICLE V, NUMBERS 1 AND 2 OF THE REGISTRANT'S FOREIGN CUSTODY MANAGER AGREEMENT WITH THE BANK OF NEW YORK PROVIDE AS FOLLOWS:

             1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article 11 hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

             2. The Fund shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article 11 hereof.

             NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS FOLLOWS:

             5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

             6. INDEMNIFICATION.

             A) The Fund shall indemnify and hold ADM harmless against any Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

             B) The Transfer Agent shall not pay or settle any claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer
        Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an
        Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in
        (A) above, may provide its own defense.

             REFERENCE IS HEREBY MADE TO THE MARYLAND  GENERAL  CORPORATION  LAW
CORPORATIONS  AND  ASSOCIATIONS  ARTICLE,  SECTION  2-418,   INDEMNIFICATION  OF
DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

             The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   (a)  Business and Other Connections of Investment Adviser

            First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and Trustees of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7885) and is incorporated herein by reference.

           (b) Business and Other Connections of Subadvisers

            Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

Item 27.    Principal Underwriters

            Not Applicable.

Item 28.    Location of Accounts and Records

            Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodians, The Bank of New York, 48 Wall Street, New York, NY 10286, and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109.


Item 29.   Management Services

           Not Applicable.


Item 30.   Undertakings

           None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment 31 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 11th day of October 2002.


                                    FIRST INVESTORS LIFE SERIES FUND


                                    By:   /s/ Kathryn S. Head
                                          --------------------------------
                                          Kathryn S. Head*
                                          President and Trustee

         Pursuant to the requirements of the 1933 Act, this Amendment No. 31 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head            President and Trustee           October 11, 2002
-----------------------------
Kathryn S. Head*


/s/ Joseph I. Benedek          Treasurer and Principal         October 11, 2002
-----------------------------  Accounting Officer
Joseph I. Benedek


/s/ Glenn O. Head              Trustee                         October 11, 2002
-----------------------------
Glenn O. Head


/s/ Robert M. Grohol           Trustee                         October 11, 2002
-----------------------------
Robert M. Grohol*


/s/ Larry R. Lavoie            Trustee                         October 11, 2002
-----------------------------
Larry R. Lavoie


/s/ Rex R. Reed                Trustee                         October 11, 2002
-----------------------------
Rex R. Reed*


/s/ Herbert Rubinstein         Trustee                         October 11, 2002
-----------------------------
Herbert Rubinstein*


/s/ James M. Srygley           Trustee                         October 11, 2002
-----------------------------
James M. Srygley*


/s/ John T. Sullivan           Chairman of the Board           October 11, 2002
-----------------------------  and Trustee
John T. Sullivan*

/s/ Robert F. Wentworth        Trustee                         October 11, 2002
-----------------------------
Robert F. Wentworth*



*By:  /s/ Larry R. Lavoie
      ----------------------------
      Larry R. Lavoie
      (Attorney-in-Fact)

                                INDEX TO EXHIBITS


Exhibit
Number            Description
------            -----------

23(j)(i)          Consent of Independent Accountants